Summary prospectus

Delaware VIP® REIT Series — Service Class

Before you invest, you may want to review the Series’ statutory prospectus (and any supplements thereto), which contains more information about the Series and its risks. You can find the Series’ statutory prospectus and other information about the Series, including its statement of additional information and most recent reports to shareholders, online at delawarefunds.com/vip/literature. You can also get this information at no cost by calling 800 523-1918. The Series’ statutory prospectus and statement of additional information, both dated April 30, 2019 (and any supplements thereto), are incorporated by reference into this summary prospectus.

What are the Series’ investment objectives?

Delaware VIP REIT Series seeks maximum long-term total return, with capital appreciation as a secondary objective.

What are the Series’ fees and expenses?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Series. The fee table and example do not reflect any fees or sales charges imposed by variable insurance contracts. If they did, the expenses would be higher.

Annual series operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	Service
Management fees	0.75%
Distribution and service (12b-1) fees	0.30%
Other expenses	0.08%
Total annual series operating expenses	1.13%
Fee waivers	(0.00%)[1]
Total annual series operating expenses after fee waivers	1.13%

[1]

The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.83% of the Series’ average daily net assets from April 30, 2019 through April 30, 2020. These waivers and reimbursements may only be terminated by agreement of the Manager and the Series.

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	Service
1 year	$115
3 years	$359
5 years	$622
10 years	$1,375

Summary prospectus

Portfolio turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the annual series operating expenses or in the example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 111% of the average value of its portfolio.

What are the Series’ principal investment strategies?

The Series invests primarily in securities of companies that are principally engaged in the real estate industry. Under normal circumstances, the Series will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in real estate investment trusts (REITs) (80% policy).

In managing the Series, the Series’ investment manager, Delaware Management Company (Manager), strives to include REITs that represent a variety of different sectors in the real estate industry. As the Manager considers individual REITs for the portfolio, it carefully evaluates each REIT’s management team. The Manager generally looks for those that:

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retain a substantial portion of the properties’ cash flow;

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effectively use capital to expand;

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have a strong ability to raise rents; and

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can create a franchise value for the REIT.

The Series’ 80% policy is nonfundamental and may be changed without shareholder approval. Series shareholders would be given at least 60 days’ notice prior to any such change.

What are the principal risks of investing in the Series?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series’ portfolio. The Series’ principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Real estate industry risk — This risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Interest rate risk — The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because small- and medium-sized companies and companies in the real estate sector often borrow money to finance their operations, they may be adversely affected by rising interest rates. A series may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a series has valued them.

Industry and sector risk — The risk that the value of securities in a particular industry or sector will decline because of changing expectations for the performance of that industry or sector.

Government and regulatory risk — The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect series performance.

Active management and selection risk — The risk that the securities selected by a series’ management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

The Manager is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

How has Delaware VIP® REIT Series performed?

The bar chart and table below provide some indication of the risks of investing in the Series by showing changes in the Series’ performance from year to year and by showing how the Series’ average annual total returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Series’ past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Series’ most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/dcio/performance.

Performance reflects all Series expenses but does not include any fees or sales charges imposed by variable insurance contracts. If they had been included, the returns shown below would be lower. Investors should consult the variable contract prospectus for more information.

Calendar year-by-year total return (Service Class)

During the periods illustrated in this bar chart, the Class’s highest quarterly return was 30.42% for the quarter ended Sept. 30, 2009, and its lowest quarterly return was -30.82% for the quarter ended March 31, 2009.

Average annual total returns for periods ended December 31, 2018

	1 year	5 years	10 years
Delaware VIP® REIT Series — Service Class	-7.52%	5.74%	10.49%
FTSE NAREIT Equity REITs Index (reflects no deduction for fees, expenses, or taxes)	-4.62%	7.90%	12.12%

Who manages the Series?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Series
Babak “Bob” Zenouzi	Senior Vice President, Chief Investment Officer — Real Estate Securities and Income Solutions (RESIS)	May 2006
Damon J. Andres, CFA	Vice President, Senior Portfolio Manager	May 1998
Scott P. Hastings, CFA, CPA	Vice President, Portfolio Manager	July 2016

Purchase and redemption of Series shares

Shares are sold only to separate accounts of life insurance companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

Tax information

The dividends and distributions paid from the Series to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Series must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and

Summary prospectus

distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Series through a broker/dealer or other financial intermediary (such as an insurance company), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SMPR-VRSVC [12/18] 22145 [4/19]